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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 16, 2002

PACIFIC NORTHWEST BANCORP
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	0-26632 (Commission File Number)	91-1691216 (I.R.S. Employer Identification No.)
1111 Third Avenue, Suite 250 Seattle, Washington 98101 (Address of principal executive offices, including Zip Code)

(206) 624-9761
(Registrant's telephone number, including area code)

Item 5.    Other Events

        On October 16, 2002, Fitch Ratings upgraded the senior debt ratings of Pacific Northwest Bancorp and its banking subsidiary, Pacific Northwest Bank. A copy of the press release issued by Fitch Ratings is attached as Exhibit 99 and incorporated herein by this reference.

Item 7.    Exhibits

        99    Press Release issued by Fitch Ratings, dated October 16, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        Dated: October 18, 2002.

PACIFIC NORTHWEST BANCORP

By:	/s/ PATRICK M. FAHEY Patrick M. Fahey President and Chief Executive Officer

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  Item 5. Other Events
  Item 7. Exhibits
SIGNATURE